EXHIBIT 10.2.2

Execution Version

FIRST AMENDMENT TO DEFERRAL AGREEMENT

This FIRST AMENDMENT TO DEFERRAL AGREEMENT (this “Amendment”), dated as of July 17, 2009, is entered into by and among Barzel Finco Inc. (f/k/a Novamerican Steel Finco Inc.) (the “Issuer”), Barzel Industries Inc. (f/k/a Symmetry Holdings Inc.) (the “Parent”; and together with the Issuer and the other subsidiaries of the Parent, the “Company”), JPMorgan Chase Bank, N.A. (“JPM”) and CIBC World Markets Inc. (“CIBC”; and together with JPM, the “Noteholders”) amends certain provisions of that certain Deferral Agreement, dated as of May 14, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Deferral Agreement”), among the Company, JPM and CIBC. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Deferral Agreement.

W I T N E S S E T H:

WHEREAS, the Issuer and the Parent have requested that the undersigned Noteholders agree to amend certain of the terms and provisions of the Deferral Agreement, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Noteholders agree to amend the Deferral Agreement on the terms, subject to the conditions and in reliance on the representations set forth herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Amendment to the Deferral Agreement.

(a)           Section 1 of the Deferral Agreement is hereby amended by deleting clause (d) of the definition of “Deferral Termination Event” in its entirety and replacing it with the following

“(d) 5:00pm EDT on October 13, 2009.”

2.           Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon:

(a)           each of the parties hereto having executed and delivered a counterpart to this Amendment;

(b)           the Company having paid all outstanding fees and expenses of the Advisors;

(c)           the Issuer having delivered to the Advisors a certificate signed by an officer of the Issuer certifying that, to the Company’s knowledge, no additional Liens exist as of the Effective Date (other than those Liens existing on February 27, 2009) to the extent such Liens apply to assets or property of the Company with a fair market value equal to or greater than $500,000, other than Ordinary Course Operating and Statutory Liens; and

(d)           delivery of such other information and documents as the Noteholders or their counsel may reasonably request.

3.           Continued Validity of Deferral Agreement and the Indenture. Except for the amendment to the Deferral Agreement set forth in Section 1 hereof, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of any Noteholder under the Deferral Agreement or the Indenture, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Issuer or the Parent arising under the Deferral Agreement or the Indenture, all of which are ratified and confirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, no failure to exercise nor any delay in exercising, on the part of the Issuer, the Noteholders or the Trustee, of any right, remedy, power or privilege under the Indenture or otherwise shall operate as a waiver thereof. No waiver shall be effective unless in writing. The Issuer and the Noteholders hereby agree that, during the pendency of this Agreement, all statutes of limitations and similar laws, rules and equitable theories with respect to the time in which the Trustee or any Noteholder, on the one hand, or the Issuer, on the other hand, may bring any claim or action against the other shall be tolled and that the passage of such time shall not otherwise operate to the detriment of the Issuer, the Trustee or any Noteholder with respect to such right.

4.           Representations and Warranties. Each of the Issuer and the Parent hereby represent and warrant to the Noteholders as follows:

(a)           Due Execution and Authorization; Legal, Valid and Binding Obligation. This Amendment has been duly executed and delivered by each of the Issuer and the Parent. The execution, delivery and performance by each of the Issuer and the Parent of this Amendment is within such Person’s corporate (or other organizational) powers and has been duly authorized by all necessary action on its part. This Amendment, the Deferral Agreement as amended hereby and the Indenture constitute the legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           No Violation; No Defaults; Consents and Approvals. The execution and delivery by each of the Issuer and the Parent of this Amendment and the performance by such Person of this Amendment and the Deferral Agreement as amended hereby will not violate any (i) provision of the Issuer’s or the Parent’s organizational documents, (ii) contractual restriction binding on the Issuer or the Parent, or (iii) law or regulation binding on or affecting the Issuer or the Parent, except, in the case of clauses (ii) and (iii), to the extent such violation does not result in a Material Adverse Change.

(c)           No Default. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(d)           Validity of Security Interests. The Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Notes Obligations as set forth in the Indenture.

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5.           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.           Costs and Expenses. The Issuer agrees to pay on demand all costs and expenses of the Noteholders and the Trustee in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees, costs and expenses of the Advisors to the Noteholders with respect thereto and of Pryor Cashman LLP as advisors to the Trustee with respect thereto.

7.           Headings. All headings in this Agreement are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

8.           Binding Nature and Benefit. This Agreement shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.

9.           Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in portable document format (pdf))) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.           No Modifications. Except as expressly modified hereby, the terms and conditions of the Deferral Agreement and the Indenture shall continue unchanged and remain in full force and effect.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the day first written above.

BARZEL INDUSTRIES INC.

By:	/s/ Karen G. Narwold
Name: Karen G. Narwold Title Vice President

BARZEL FINCO INC.

By:	/s/ Karen G. Narwold
Name: Karen G. Narwold Title Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Susan E. Atkins
Name: Susan E. Atkins Title Managing Director

CIBC WORLD MARKETS INC.

By:	/s/ E.L. Gordon
Name: E.L. Gordon Title Authorized Signatory

Acknowledged:

THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	/s/ Christopher Greene
Name: Christopher Greene Title Vice President

[Signature page to First Amendment to Deferral Agreement]